UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 15, 2011

SYNTHETIC FIXED-INCOME SECURITIES, INC.
 ON BEHALF OF:
STRATSSM TRUST FOR GOLDMAN SACHS GROUP SECURITIES, SERIES 2004-8

(Exact Name of Registrant as Specified in Its Charter)

333-111858-03
Delaware	001-32235	52-2316339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina	28288
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 214-6282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The STRATSSM TRUST FOR GOLDMAN SACHS GROUP SECURITIES, SERIES 2004-8, which we refer to herein as the “Trust,” was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATSSM Certificates Series Supplement 2004-8 in respect of the Trust dated as of June 29, 2004.

Item 8.01. OTHER EVENTS

On August 15, 2011 distribution was made to the holders of the certificates issued by the Trust.  Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The Goldman Sachs Group, Inc., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on The Goldman Sachs Group, Inc. please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under its Exchange Act file number, 001-14965.  The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.”  Periodic and current reports and other information required to be filed pursuant to the Exchange Act by The Goldman Sachs Group, Inc. may be accessed on this site.  Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein.  Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports.  There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 8.01. OTHER EVENTS

On July 15, 2011 distribution was made to the holders of the certificates issued by the Trust.  Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The Goldman Sachs Group, Inc., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For information on The Goldman Sachs Group, Inc. please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under its Exchange Act file number, 001-14965.  The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.”  Periodic and current reports and other information required to be filed pursuant to the Exchange Act by The Goldman Sachs Group, Inc. may be accessed on this site.  Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein.  Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports.  There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is filed as part of this report:

99.1	Trustee’s Distribution Statement to the STRATSSM Certificates, Series 2004-8 for August 15, 2011 Scheduled Distribution Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthetic Fixed-Income Securities, Inc.

By: /s/Barbara Garafalo
Name:	Barbara Garafalo
Title:	Vice President

Date:  August 15, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee’s Distribution Statement to the STRATSSM Certificates, Series 2004-8 for August 15, 2011 Scheduled Distribution Date.